NOVADEL PHARMA INC.

NOVEL DELIVERY OF PHARMACEUTICALS

AMEX: NVD

www.novadel.com

Safe Harbour Statement

Except for historical information contained herein, this document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks and uncertainties that may cause the Company's actual results or outcomes to be materially different from those anticipated and discussed herein. Further, the Company operates in industries where securities may be volatile and may be influenced by regulatory and other factors beyond the Company's control. Important factors that the Company believes might cause such differences are discussed in the risk factors detailed in the Company's most recent Form 10-KSB, dated November, 2004, filed with the Securities and Exchange Commission; a copy of that Form 10-KSB is available from the Company upon request. In assessing forward-looking statements contained herein, if any, reader is urged to carefully read all cautionary statements contained in that filing with the Securities and Exchange Commission.

NovaDel Pharma, Inc.

- Amex; NVD
- Specialty Pharmaceutical Company
- Located Flemington, NJ
- Proprietary Oral Spray - Drug Delivery Platform
- Broad Applications:
  - Prescription Drugs
  - OTC
  - Veterinary
- Achieved “Proof of Concept” with Approvable Letter in June ‘05

Benefits of Oral Spray Drug Delivery

- Enhanced Product Performance
  - Faster Onset of Action
  - Possibly lower dose, avoid First-Pass Liver metabolism
- Convenient
- Reduced Business Risk
  - Short time to NDA submission (< 3 years)
  - Regulatory exclusivity in selected cases
  - Low development costs (< $5 M)
  - Small clinical studies (< 50 to 100 patients)
- Targeting Large Market Opportunities

Time to NDA Filing 2 ½ to 3 Years


Start
Month 9
Month 12
Month 24
Month 30
~9 months
~3 months
~12 months
~ 6 months

Proof of Concept
- Formulation Development
- Pilot Human Pharmacokinetic Study

Pre-IND Meeting with FDA & File IND

Clinical Development
- Definitive PK Study +/-
- Clinical Dose-Ranging Study
- Local (oral) Safety Study

NDA Preparation & Filing

KEY COMPANY MILESTONES



Developed & Validate Core Technology
First Approvable Letter
Target First FDA Approval
Generate Revenue
Develop Additional Oral Delivery Products
Market Own Products
2005
2006
2007
2008

Key Objectives by Calendar Year

- Product Revenue Starting '06
- ≥5 Products in Clinic by end of '06
- Target Cash Flow Break Even in '08

R&D Focus on Large Markets

Brand Name	Indication	Sales(MM)	Status
Nitroglycerin	Acute Angina	$50	Approvable letter 6-01-05. Partnered with Par Pharm. Anticipate Q2 06 launch
Ondansetron/ Zofran®	Nausea	$1,300	Pilot PK study, pre-IND meeting completed. Partnered with Hana, who projects 2007 launch.
Sumatriptan/ Imitrex®	Migraine	$1,200	Pilot PK study, pre-IND meeting completed
Zolpidem/ Ambien®	Insomnia	$1,500	Pilot PK study, pre-IND meeting completed
Veterinary	Multiple Indications	$14 B	Partnered with Velcera Pharmaceuticals. Multiple targets in Development

Timing for selected R&D projects to NDA submission



Nitroglycerin
Target NDA Approval: Q2 '06
Ondansetron
Target NDA Submission: Q2 '06
Zolpidem
Target NDA Submission: Q4 '06
Sumatriptan
Target NDA Submission: Q1 '07
2005
2006
2007
2008

NitroMist™

- Nitroglycerin Oral Spray
- Serves as Proof of Concept for Company, Technology and Regulatory Pathway
- Received Approvable letter June '05
  - Long term stability of commercial lots
- Approvable letter Based on 42 patients
- Anticipated Q1 '06 re-submission and Q2 '06 approval
- Marketing and Sales agreement with Par

Ondansetron (Zofran®) Oral Spray

- Target Indications:
  - Chemo and Radiotherapy Induced Vomiting
  - Pediatric Markets
- Target benefits include :
  - Faster relief
  - Convenience for breakthrough emesis; no need to swallow
- US & Canada rights licensed to Hana BioSciences (HBX)
- Pivotal study starts Dec ’05
- Targets Q2 ’06 NDA submission and early ’07 launch

Market Potential; Ondansetron Spray

2004 Market Share (US sales)


Kytril
12%
Aloxi
9%
Anzemet
13%
Zofran
66%
Zofran® Worldwide Sales 2004 >$1.0 B
43%
43%
14%
4mg, 8mg and 24mg tablets
4mg, 8mg Orally Distintegrating Tablets (ODT)
2mg/ml, 32mg/50ml injection

Source: Analyst reports; Company Estimates

9 out of 10 Oncologists Agreed that Ondansetron Spray would be more Convenient than Tablets


Oncologists' Response
No
10%
Yes
90%
0%
20%
40%
60%
80%
100%
Percentage Response

- *"48% of physicians agree that the most important product attribute for an oral 5-HT3s' is: "..can be used easily by patients who are experiencing nausea & vomiting, in contrast to swallowing a tablet."*
- *"Interviews with pharmacy directors at major private insurers indicate Zensana™ can support a price level of approximately +/- 15% of branded 5-HT3s, even after the launch of generics, which supports proprietary pricing based on projected patient benefits of convenience and faster time to drug delivery."*

** Source: Winokur Consulting Group (WCG) survey of 162 hematologists-oncologists in academia and community practices (surveyed n = 800, responded n = 162 or 20.3%, 95% confidence interval)*

Ondansetron Pilot PK Study


Ondansetron Plasma Concentrations
Concentration (ng/mL)
15
10
5
0
0
3
6
9
12
15
20
30
Time
8 mg Spray
8 mg Spray SL
8 mg TAB

N = 9 healthy human subjects

Ondansetron Pilot PK Study



Ondansetron Plasma Concentrations
40
30
20
10
0
Concentration (ng/mL)
15
60
120
240
360
480
600
720
Time
8 mg Spray
8 mg Spray SL
8 mg TAB

N = 9 healthy human subjects

Ondansetron: Economics-North America

- Key deal terms with HBX:
  - Royalty ranges from 25% to 15%
  - Milestones up to $10M
  - Mutual Equity Investments
  - Hana responsible for R&D, Manufacturing, Sales and Marketing
- Based on HBX analyst report*:
  - NVD: $7.5M in royalties plus milestones in '07 and $31M in royalties in '10
  - Based on HBX revenue of $41M in '07 and $220M in '10
- NVD retains ex North-America rights

*NovaDel cannot predict what HBX's revenues will be or NovaDel royalties resulting therefrom. These figures are provided as an illustration of potential royalties to NovaDel for given levels of HBX revenues based on the Griffin Securities reports dated July & September 2005

Zolpidem (Ambien®) Oral Spray

- Pilot PK suggests shortest sleep latency of any hypnotic
  - Likely outperform Ambien® tablets, Ambien CR®, Indiplon® and Lunesta®
- Benefits reduced sleep latency
  - At bedtime
  - After wake-up in middle of night
  - Avoid delay onset due to food effect
- Ideal for executive travel
- Lower dose well suited for middle of night dosing

Zolpidem Pilot PK Study



Zolpidem Plasma Concentrations
Concentration (ng/mL)
90
80
70
60
50
40
30
20
10
0
3
6
9
12
15
20
Time
2.5 mg LS
5 mg LS
10 mg LS
10 mg TAB

N = 10 healthy human subjects

Differences between 10 mg LS and Ambien are highly statistically significant at 12 ($p=0.001$), 15 ($p<0.001$) and 20 ($p=0.009$) minutes

Zolpidem Pilot PK Study



Zolpidem Plasma Concentrations
125
100
75
50
25
0
Concnetration (ng/mL)
15
60
120
240
360
480
600
720
Time
2.5 mg LS
5 mg LS
10 mg LS
10 mg TAB

N = 10 healthy human subjects

Veterinary Market Opportunity

- Administering pills major challenge for most animals
- Licensed to Velcera Pharmaceuticals
- $14 Billion global vet market
- Deal terms Include:
  - Equity, Upfront Technology Fee, Milestone Payments and Royalties

Future Pipeline

- NitroMist™ serves as Proof of Concept for 505(b)(2) approach
- Multiple compounds under consideration
- Targets:
  - Large markets
  - Off patent or close to patent expiration
  - Clinical benefits of Oral Spray;
    - eg Pediatric, Neurology
- Retain marketing rights for selected products and audiences

Intellectual Property

- **12 Patents issued and 120 pending:**
  - 5 US and 7 European patents issued
- **Patents covers *both* broad and *specific* claims:**
  - *Technology* **– polar and non-polar compounds & solvents; pump & aerosol spray systems**
  - *Multiple therapeutic categories*
  - *Specific compounds*

Management Team

- Gary A. Shangold, M.D.—CEO and President
  - -- JNJ, Serono, Harvard & U. Chicago Faculties of Medicine
- Jan H. Egberts, M.D. – COO, CEO Designate
  - --Dynogen Pharmaceuticals, Molnlycke Health Care, JNJ, MRK and McKinsey & Co
- Michael Spicer—Chief Financial Officer
  - -- Orchid, White River, Chinet, Kraft General Foods and Deloitte & Touche
- Jean Frydman, J.D.—General Counsel and Corporate Secretary
  - -- Pfizer, Pharmacia, Knoll, Abbott
- Barry Cohen—V.P. Business Development
  - -- Keryx, Novartis, Wyeth, Sterling Drug

NovaDel Pharma - Summary

- Specialty Pharmaceutical Company
- Approvable Letter for First NDA serves as Proof of Concept
- Proprietary Drug Delivery Platform
- Reduced Business Risk
  - Fast and Lower Cost of Development
  - Strong Patent Protection
- Current Drugs in Pipeline Target $5.5 Billion Opportunity
- 4 License Agreements Signed
- Experienced Management Team with Proven Track Record in Pharmaceutical Industry

Financials NovaDel Pharma

- Exchange: AMEX: NVD
- Market Cap: ~54MM (@ $1.35/share)
- Shares Outstanding: 40,567,318
- Cash position: $8.2MM as of 7/31/05
- Investors in May 2005 placement: ProQuest, Caisse de depot et placement du Quebec
- Revenues from R&D reimbursement, milestone payments